                         OPPENHEIMER HIGH YIELD FUND
                  Supplement dated February 18, 2005 to the
                       Prospectus dated August 27, 2004

The Prospectus is changed as follows:

1.    The supplement dated October 29, 2004 is deleted and replaced by this supplement.

2.    The following is added at the end of the section entitled "High-Yield,
   Lower-Grade Debt Securities", on page 11:

            To the extent that a fund invests significantly in high
      yield bonds or small-cap equity securities, because those types of securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes
      referred to as "price arbitrage"). Certain Oppenheimer funds that invest a significant amount of their assets in high yield bonds and/or small-cap equity securities impose a 2% redemption fee in certain circumstances to attempt to deter such price arbitrage.
      Such price arbitrage, if otherwise successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

3.    The following new section should be added to the end of section captioned "HOW THE FUND IS MANAGED - Advisory Fees" on page 16:

      PENDING LITIGATION.  A consolidated amended complaint has been filed as putative derivative and class actions against the
      Manager, Distributor and Transfer Agent, as well as 51 of the
      Oppenheimer funds (collectively the "funds") including the Fund,
      31 present and former Directors or Trustees and 9 present and former officers of certain of the Funds. This complaint, filed in the U.S. District Court for the Southern District of New York on
      January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment
      Company Act and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the
      Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

            The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

4.    In the section entitled "How Can You Buy Class A Shares?", the following is added after the chart depicting Class A share sales charges on page 22.

      Due to rounding, the actual sales charge for a particular
      transaction may be higher or lower than the rates listed above.

5.    The section entitled "SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS" on page 21 will be moved below the sentence in #4 above, which follows the
   Class A sales charge table on page 22.

6.    The section entitled "Can You Reduce a Sales Charge?" on page 22 will be revised to read as follows:

      Can You Reduce Class A Sales Charges? You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's
         "Right of Accumulation" or a "Letter of Intent." The Fund
         reserves the right to modify or to cease offering these
         programs at any time

o     Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class B and, beginning on March 18, 2005, Class C shares of the Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the
         value of your Class A share purchase. Your Class A shares of
         Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash
         Reserves on which you did not pay a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts (including IRAs and 403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including employee benefit plans for the same
         employer) that has multiple accounts. To qualify for this
         Right of Accumulation, if you are buying shares directly from the Fund you must inform the Fund's Distributor of your
         eligibility and holdings at the time of your purchase. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for this Right of
         Accumulation at the time of your purchase.

         To count shares of eligible Oppenheimer funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the Distributor or your current intermediary (depending on the way you are buying your shares)
         a copy of each account statement showing your current holdings of the Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in
         retirement plans or trust or custodial accounts for minor
         children as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible Oppenheimer fund accounts based on the
         current offering price per share to determine what Class A sales charge breakpoints you may qualify for on your current purchase.

o     Letters of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A
         Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B and, beginning
         March 18, 2005, Class C shares of the Fund or other
         Oppenheimer funds over a 13-month period. The total amount of your intended purchases of Class A, Class B and, beginning
         March 18, 2005, Class C shares will determine the reduced
         sales charge rate that will apply to your Class A share
         purchases of the Fund during that period. You can choose to include purchases made up to 90 days before the date that you submit a Letter. Your Class A shares of Oppenheimer Money
         Market Fund, Inc. or Oppenheimer Cash Reserves on which you did not pay a sales charge will not be counted for this
         purpose. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. You can also apply the Right of Accumulation to these purchases.

         If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's
         Transfer Agent for this purpose. Please refer to "How to Buy
         Shares - Letters of Intent" in the Fund's Statement of
         Additional Information for more complete information.

      Other Special Sales Charge Arrangements and Waivers. The Fund and
         the Distributor offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

o     Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other Oppenheimer funds
         without sales charge, at the net asset value per share in
         effect on the payable date. You must notify the Transfer Agent in writing to elect this option and must have an existing
         account in the fund selected for reinvestment.

o     Exchanges of Shares. Shares of the Fund may be exchanged for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of the Fund can be purchased by exchange of shares of certain other Oppenheimer funds on the same basis. Please refer to
         "How to Exchange Shares" in this Prospectus and in the
         Statement of Additional Information for more details,
         including a discussion of circumstances in which sales charges may apply on exchanges.

o     Reinvestment Privilege. Within six months of a redemption of certain
         Class A and Class B shares, the proceeds may be reinvested in
         Class A shares of the Fund without sales charge. This
         privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A or Class B
         shares that were subject to a contingent deferred sales charge when redeemed. The investor must ask the Transfer Agent for that privilege at the time of reinvestment and must identify the account from which the redemption was made.

o     Other Special Reductions and Waivers. The Fund and the Distributor
         offer additional arrangements to reduce or eliminate front-end sales charges or to waive contingent deferred sales charges for certain types of transactions and for certain classes of investors (primarily retirement plans that purchase shares in special programs through the Distributor). These are described in greater detail in Appendix C to the Statement of Additional
         Information, which is also available on the OppenheimerFunds website, at www.oppenheimerfunds.com (under the hyperlinks
         "Access Accounts and Services - Investor Service Center"). To
         receive a waiver or special sales charge rate under these
         programs, the purchaser must notify the Distributor (or other financial intermediary through which shares are being
         purchased) at the time of purchase or notify the Transfer
         Agent with at the time of redeeming shares for those waivers that apply to contingent deferred sales charges.

o     Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by (1) retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by (2) retirement plans that are part of a retirement plan product or platform offered by banks, broker-dealers,
         financial advisors, insurance companies or record-keepers that have entered into a special agreement with the Distributor for this purpose. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own
         resources at the time of sale, subject to certain exceptions described in "Retirement Plans" in the Statement of Additional
         Information. No contingent deferred sales charge is charged upon the redemption of such shares.

7.    The section  entitled  "REINVESTMENT  PRIVILEGE" that appears on page 28 is deleted in its entirety.

8.    The section entitled "How to Exchange Shares" on pages 32-34, is deleted in its entirety and replaced with the following:

      How to Exchange Shares

      If you want to change all or part of your investment from one
      Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

         o  Shares of the fund selected for exchange must be available for sale in your state of residence.
         o  The prospectuses of the selected fund must offer the
            exchange privilege.
         o  You must hold the shares you buy when you establish an
            account for at least seven days before you can exchange
            them. After your account is open for seven days, you can
            exchange shares on any regular business day, subject to the limitations described below.
         o  You must meet the minimum purchase requirements for the selected fund.
         o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
         o  Before exchanging into a fund, you must obtain its
            prospectus and should read it.

            For tax purposes, an exchange of shares of the Fund is
      considered a sale of those shares and a purchase of the shares of the fund to which you are exchanging. An exchange may result in a capital gain or loss.

            You can find a list of the Oppenheimer funds that are
      currently available for exchanges in the Statement of Additional
      Information or you can obtain a list by calling a service
      representative at 1.800.225.5677. The funds available for
      exchange can change from time to time. There are a number of other special conditions and limitations that apply to certain types of exchanges. In some cases, sales charges may be imposed on exchange transactions. In general, a contingent deferred sales charge (CDSC) is not imposed on exchanges of shares that are subject to a CDSC. However, if you exchange shares that are subject to a CDSC, the CDSC holding period will be carried over to the acquired shares, and the CDSC may be imposed if those shares are redeemed before the end of that holding period. These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of Additional
      Information.

      HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or the internet, or by establishing an
      Automatic Exchange Plan.

      Written Exchange Requests. Send an OppenheimerFunds Exchange
            Request form, signed by all owners of the account, to the
            Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued
            cannot be processed unless the Transfer Agent receives the certificates with the request.

      Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service
            representative or by using PhoneLink by calling
            1.800.225.5677. You may submit internet exchange requests
            on the OppenheimerFunds internet website, at
            www.oppenheimerfunds.com. You must have obtained a user
            ------------------------
            I.D. and password to make transactions on that website.
            Telephone and/or internet exchanges may be made only
            between accounts that are registered with the same name(s)
            and address. Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

      Automatic Exchange Plan. Shareholders can authorize the Transfer
            Agent to exchange a pre-determined amount of shares
            automatically on a monthly, quarterly, semi-annual or
            annual basis.

            Please refer to "How to Exchange Shares" in the Statement
      of Additional Information for more details.

      ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND
      EXCHANGES?

      Risks from Excessive Purchase, Redemption and Short-Term Exchange
      Activity. The OppenheimerFunds exchange privilege affords
      investors the ability to switch their investments among
      Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases,
      redemptions and exchanges of fund shares may interfere with the
      Manager's ability to manage the fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased.

      Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o     Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected
            for exchange on the same regular business day on which the
            Transfer Agent or its agent (such as a financial
            intermediary holding the investor's shares in an "omnibus"
            or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of The New York Stock Exchange that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days. However, the Transfer Agent may delay the
            reinvestment of proceeds from an exchange for up to five
            business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the
            receiving fund would be detrimental to either the fund from which the exchange is made or the fund to which the
            exchange is made.

o     Limits on Disruptive Activity. The Transfer Agent may, in its
            discretion, limit or terminate trading activity by any
            person, group or account that it believes would be
            disruptive, even if the activity has not exceeded the
            policy outlined in this Prospectus. The Transfer Agent may review and consider the history of frequent trading
            activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the
            Transfer Agent's procedures to detect and deter excessive
            trading activity.

o     Exchanges of Client Accounts by Financial Advisers. The Fund and the
            Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers
            (unless the customer has revoked that authority). The
            Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to
            submit exchange orders in bulk on behalf of their clients.
            Those intermediaries are required to follow the exchange
            policy stated in this Prospectus and to comply with
            additional, more stringent restrictions. Those additional
            restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of
            exchanges to the Transfer Agent, and limits on the amount
            of client assets that may be invested in a particular fund.
            A fund or the Transfer Agent may limit or refuse bulk
            exchange requests submitted by such financial
            intermediaries if, in the Transfer Agent's judgment,
            exercised in its discretion, the exchanges would be
            disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the
            terms of this Prospectus. The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed or exchanged
            within 30 days after their purchase in certain
            circumstances. Further details are provided under "How to
            Sell Shares."]

o     Right to Refuse Exchange and Purchase Orders. The Distributor and/or
            the Transfer Agent may refuse any purchase or exchange
            order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend,
            suspend or terminate the exchange privilege at any time.
            You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows
            otherwise.

o     Right to Terminate or Suspend Account Privileges. The Transfer Agent
            may send a written warning to direct shareholders who the
            Transfer Agent believes may be engaging in excessive
            purchases, redemptions and/or exchange activity and
            reserves the right to suspend or terminate the ability to
            purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these
            policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity.

o     Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529
            plan that holds your shares in an account under its name
            (these are sometimes referred to as "omnibus" or "street
            name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial
            intermediary to find out what trading restrictions,
            including limitations on exchanges, they may apply to you.

            While the Fund, the Distributor, the Manager and the
      Transfer Agent encourage financial intermediaries to apply the
      Fund's policies to their customers who invest indirectly in the
      Fund, the Transfer Agent may not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not
      identified to the Transfer Agent.

            Therefore the Transfer Agent might not be able to detect
      excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a financial intermediary. However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer
      Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the
      Transfer Agent and the fund that appropriate action has been taken to curtail any excessive trading activity. However, the
      Transfer Agent's ability to monitor and deter excessive
      short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

            The Fund's Board has adopted additional policies and
      procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity. Those additional policies and procedures will take effect on June 20, 2005:

o     30-Day Limit. A direct shareholder may exchange all or some of the shares of the Fund held in his or her account to another
            eligible Oppenheimer fund once in a 30 calendar-day period.
            When shares are exchanged into another fund account, that
            account will be "blocked" from further exchanges into
            another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account
            balance and not just to the amount exchanged into the
            account. For example, if a shareholder exchanged $1,000
            from one fund into another fund in which the shareholder
            already owned shares worth $10,000, then, following the
            exchange, the full account balance ($11,000 in this
            example) would be blocked from further exchanges into
            another fund for a period of 30 calendar days. A "direct
            shareholder" is one whose account is registered on the
            Fund's books showing the name, address and tax ID number of the beneficial owner.

o     Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for
            shares of a money market fund at any time, even if the
            shareholder has exchanged shares into the stock or bond
            fund during the prior 30 days. However, all of the shares
            held in that money market fund would then be blocked from
            further exchanges into another fund for 30 calendar days.

o     Dividend Reinvestments/B Share Conversions. Reinvestment of dividends or distributions from one fund to purchase shares of
            another fund and the conversion of Class B shares into
            Class A shares will not be considered exchanges for
            purposes of imposing the 30-day limit.

o     Asset Allocation. Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in
            accounts on behalf of their customers must identify
            themselves to the Transfer Agent and execute an
            acknowledgement and agreement to abide by these policies
            with respect to their customers' accounts. "On-demand"
            exchanges outside the parameters of portfolio rebalancing
            programs will be subject to the 30-day limit. However,
            investment programs by other Oppenheimer "funds-of-funds"
            that entail rebalancing of investments in underlying
            Oppenheimer funds will not be subject to these limits.

o     Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are
            established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or
            systematic exchanges (but may be blocked from exchanges,
            under the 30-day limit, if they receive proceeds from other exchanges).

February 18, 2005                                             PS0280.041

                      OPPENHEIMER HIGH YIELD FUND
               Supplement dated February 18, 2005 to the
       Statement of Additional Information dated August 27, 2004, revised February 2, 2005

      The Statement of Additional Information is revised as follows:

1. Effective March 18, 2005, the first three paragraphs of the section entitled "Letters of Intent" on page 62 are replaced with the following:

   Letters of Intent.  Under a Letter of Intent ("Letter"), you can
   reduce the sales charge rate that applies to your purchases of Class
   A shares if you purchase Class A, Class B and, beginning March 18,
   2005, Class C shares of the Fund or other Oppenheimer funds during a
   13-month period. The total amount of your purchases of Class A,
   Class B and, beginning March 18, 2005, Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases made up to
   90 days before the date of the Letter. Class A shares of Oppenheimer
   Money Market Fund, Inc. and Oppenheimer Cash Reserves fund on which you did not pay a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the
   Distributor of his or her intention to purchase a specified value of
   Class A, Class B and, beginning March 18, 2005, Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the
   "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The
   Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value
   (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

         Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

2. The following is added to the end of the section entitled "Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions" on page C-4 of Appendix C

|_|   Shares purchased in amounts of less than $5.

February 18, 2005                                           PX0280.015